    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 14, 1999

                                                      REGISTRATION NO. 333-45437
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                              EQUITY INVESTOR FUND
                     DEFINED TECHNOLOGY PORTFOLIO SERIES 2
                         (FORMERLY CONCEPT SERIES--34)
                              DEFINED ASSET FUNDS

B. NAMES OF DEPOSITOR:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

C. COMPLETE ADDRESSES OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:


                          MERRILL LYNCH, PIERCE,
                              FENNER & SMITH
                               INCORPORATED
                            DEFINED ASSET FUNDS
                               P.O. BOX 9051
                         PRINCETON, NJ 08543-9051


D. NAMES AND COMPLETE ADDRESSES OF AGENT FOR SERVICE:


  TERESA KONCICK, ESQ.
      P.O. BOX 9051
PRINCETON, NJ 08543-9051                                 COPIES TO:
                                                      ROBERT E. HOLLEY
                                                     1285 AVENUE OF THE
                                                          AMERICAS
                                                     NEW YORK, NY 10019


E. TITLE OF SECURITIES BEING REGISTERED:

  An indefinite number of Units of Beneficial Interest pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended.

F. APPROXIMATE DATE OF PROPOSED SALE TO PUBLIC.

 As soon as practicable after the effective date of the Registration Statement.

/ x / Check box if it is proposed that this Registration Statement shall become effective upon filing on January 14, 1999, pursuant to Rule 487.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     DEFINED ASSET FUNDSSM
--------------------------------------------
----------------------------------


                              EQUITY INVESTOR FUND
                              DEFINED TECHNOLOGY PORTFOLIO SERIES 2
                              (A UNIT INVESTMENT TRUST)
                              O   DESIGNED FOR CAPITAL APPRECIATION
                              O   AGGRESSIVE GROWTH TECHNOLOGY STOCKS



                               -------------------------------------------------
                               The Securities and Exchange Commission has not
                               approved or disapproved these Securities or
SPONSOR:                       passed upon the adequacy of this prospectus. Any
Merrill Lynch,                 representation to the contrary is a criminal
Pierce, Fenner & Smith         offense.
Incorporated                   Prospectus dated January 14, 1999.

--------------------------------------------------------------------------------

Defined Asset FundsSM
DEFINED ASSET FUNDSSM IS AMERICA'S OLDEST AND LARGEST FAMILY OF UNIT INVESTMENT TRUSTS, WITH OVER $115 BILLION SPONSORED OVER THE LAST 25 YEARS. DEFINED ASSET FUNDS HAS BEEN A LEADER IN UNIT INVESTMENT TRUST RESEARCH AND PRODUCT INNOVATION. OUR FAMILY OF FUNDS HELPS INVESTORS WORK TOWARD THEIR FINANCIAL GOALS WITH A FULL RANGE OF QUALITY INVESTMENTS, INCLUDING MUNICIPAL, CORPORATE AND GOVERNMENT BOND PORTFOLIOS, AS WELL AS DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS.

DEFINED ASSET FUNDS OFFER A NUMBER OF ADVANTAGES:

   O A DISCIPLINED STRATEGY OF BUYING AND HOLDING WITH A LONG-TERM VIEW IS THE CORNERSTONE OF DEFINED ASSET FUNDS.

   O FIXED PORTFOLIO: DEFINED FUNDS FOLLOW A BUY AND HOLD INVESTMENT STRATEGY;
     FUNDS ARE NOT MANAGED AND PORTFOLIO CHANGES ARE LIMITED.
O DEFINED PORTFOLIOS: WE CHOOSE THE STOCKS AND BONDS IN ADVANCE, SO YOU KNOW
  WHAT YOU'RE INVESTING IN.
O PROFESSIONAL RESEARCH: OUR DEDICATED RESEARCH TEAM SEEKS OUT STOCKS OR BONDS
      APPROPRIATE FOR A PARTICULAR FUND'S OBJECTIVES.
O ONGOING SUPERVISION: WE MONITOR EACH PORTFOLIO ON AN ONGOING BASIS.
NO MATTER WHAT YOUR INVESTMENT GOALS, RISK TOLERANCE OR TIME HORIZON, THERE'S PROBABLY A DEFINED ASSET FUND THAT SUITS YOUR INVESTMENT STYLE. YOUR FINANCIAL PROFESSIONAL CAN HELP YOU SELECT A DEFINED ASSET FUND THAT WORKS BEST FOR YOUR INVESTMENT PORTFOLIO.


CONTENTS
                                                                PAGE
                                                          -----------
RISK/RETURN SUMMARY.....................................           3
WHAT YOU CAN EXPECT FROM YOUR INVESTMENT................           6
   INCOME...............................................           6
   RECORDS AND REPORTS..................................           6
THE RISKS YOU FACE......................................           6
   CONCENTRATION RISK...................................           6
   LITIGATION AND LEGISLATION RISKS.....................           6
SELLING OR EXCHANGING UNITS.............................           7
   SPONSOR'S SECONDARY MARKET...........................           7
   SELLING UNITS TO THE TRUSTEE.........................           7
   ROLLOVER/EXCHANGE OPTION.............................           8
HOW THE FUND WORKS......................................           8
   PRICING..............................................           8
   EVALUATIONS..........................................           9
   INCOME...............................................           9
   EXPENSES.............................................           9
   PORTFOLIO CHANGES....................................          10
   PORTFOLIO TERMINATION................................          10
   NO CERTIFICATES......................................          10
   TRUST INDENTURE......................................          10
   LEGAL OPINION........................................          11
   AUDITORS.............................................          11
   SPONSOR..............................................          11
   TRUSTEE..............................................          11
   UNDERWRITERS' AND SPONSOR'S PROFITS..................          12
   PUBLIC DISTRIBUTION..................................          12
   CODE OF ETHICS.......................................          12
   YEAR 2000 ISSUES.....................................          12
TAXES...................................................          12
SUPPLEMENTAL INFORMATION................................          14
FINANCIAL STATEMENTS....................................          15
   REPORT OF INDEPENDENT ACCOUNTANTS....................          15
   STATEMENT OF CONDITION...............................          15

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
        O The objective of this Defined Fund is capital appreciation by investing for a period of about one year in a portfolio consisting of common stocks in the technology sector.
        o  You can participate in the Portfolio by purchasing units.
           Each unit represents an equal share of the stocks in the
           Portfolio and receives an equal share of dividend income and principal distributions, if any.
       2.  WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
        O The Portfolio contains 100 common stocks in the technology sector selected by the Sponsor for capital appreciation.
        o We selected Portfolio stocks by applying a quantitative model developed by Bernard V. Tew, chairman of Q.E.D. Investments, the Portfolio Consultant.
        o  The Model is designed to identify those technology stocks:



-- with similar returns and dissimilar price movement (low correlation).
-- with a strong potential for capital appreciation and to provide investment results that exceed the Merrill Lynch 100.
        O The Merrill Lynch 100 is an equally weighted index of the 100 largest technology stocks by market capitalization and trading volume. The Portfolio consists of the same stocks, reweighted in the Portfolio to enhance investment results.



        o To implement the Strategy the Portfolio Consultant compiles the historical price data of all securities that comprise the Merrill Lynch 100.



-- Using this historical price data and incorporating risk reduction techniques, the Portfolio Consultant sets the stock weightings that the Portfolio Consultant believes will have a return greater than, but highly correlated with, the return of the Index.



        o The Portfolio Consultant will rebalance the Portfolio on a yearly basis.
        o The Portfolio is designed for investors who want to invest a portion of their equity portfolio in the technology sector, with the opportunity to change the focus of their equity investment by exchanging units of this Portfolio into units of other equity Defined Funds at a reduced sales charge if their views on this sector change.



-- The Portfolio is not an appropriate investment for investors seeking preservation of capital or a high level of current income.
-- Since all of the Portfolio stocks are in the technology sector, this Portfolio is not designed to be a complete equity investment program.



        O The Portfolio plans to hold the stocks in the Portfolio for about one year. At the end of the year, we will liquidate the Portfolio and apply the same Strategy to select a new portfolio, if available.
        o Each Technology Portfolio is designed to be part of a longer term strategy. We believe that more consistent results are likely if the Strategy is followed for at least three to five years but you are not required to stay with the Strategy or to roll over your investment. You can sell your units any time.



       3.  WHAT TECHNOLOGY INDUSTRY SECTORS ARE REPRESENTED IN THE
           PORTFOLIO?
           Based upon the principal business of each issuer and current market values, the Portfolio represents the following technology industry groups:
                                                 APPROXIMATE
                                                  PORTFOLIO
                                                  PERCENTAGE



        o  Software                                                22%
        o  Electronic Component-                                   11%
           Semiconductors
        o  Electronic Equipment                                    11%
        o  Telecommunication                                       11%
           Equipment/Services
        o  Computers                                               8%
        o  Internet Software/Services                              8%
        o  Networking Products                                     8%
        o  Computer Services                                       5%
        o  Data Processing/Management                              5%
        o  Commercial Services                                     3%
        o  Internet Retail                                         3%
        o  Memory Devices                                          3%
        o  Lasers--Systems/Components                              1%
        o  Retail/Wholesale-Electronic Equipment                   1%

       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
           The Portfolio is composed of aggressive growth stocks in the technology industry that are subject to extreme price volatility. Therefore, the Portfolio may be considered speculative.
        o Dividend rates on the stocks or share prices may decline during the life of the Portfolio.
        o Because the Portfolio is concentrated in stocks in the technology sector, adverse developments in this industry may affect the value of your units.
        o The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed or they may no longer be in the Merrill Lynch 100.



       5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?
           Yes, if you want capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.
           The Portfolio is not appropriate for you if you are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or high current income.



       6.  WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.



           ESTIMATED ANNUAL OPERATING
           EXPENSES
                                                           AMOUNT
                                            AS A % OF   PER 1,000
                                           NET ASSETS       UNITS
                                           ----------- ----------
                                                .091%   $    0.90
           Trustee's Fee
                                                .046%   $    0.45
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
                                                .043%   $    0.43
           Other Operating Expenses
                                           ----------  -----------
                                                .180%   $    1.78
           TOTAL



           ORGANIZATION COSTS per 1,000 units          $    2.82
           (deducted from Portfolio assets at
           the close of the initial offering
           period)



           INVESTOR FEES
                                                           2.75%
           Maximum Sales Fee (Load) on new
           purchases (as a percentage of $1,000
           invested)



           You will pay an up-front sales fee of approximately 1.00%, as well as a total deferred sales fee of $17.50 ($1.75 per 1,000 units deducted from the Portfolio's net asset value on April 15, 1999, May 1, 1999 and May 15, 1999, and thereafter on the first of each month through December 1,
           1999).


           The maximum sales fees are as follows:


                                           YOUR MAXIMUM
                                              SALES FEE
                  IF YOU INVEST:               WILL BE:
           -----------------------------  -----------------
           Less than $50,000                       2.75%
           $ 50,000 to $99,999                     2.50%
           $100,000 to $249,999                    2.00%
           $250,000 to $999,999                    1.75%
           $1,000,000 to $4,999,999                1.00%
           $5,000,000 or more                      0.60%



           EXAMPLE
           This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.
           The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



            1 Year     3 Years    5 Years    10 Years
             $324       $791      $1,284      $2,641

       7.  IS THE PORTFOLIO MANAGED?
           Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsor monitors the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsor is not likely to do so.
       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from the Sponsor.
           UNIT PRICE PER 1,000 UNITS              $999.92
           (as of January 13, 1999)
           Unit price is based on the net asset value of the Portfolio plus the up-front sales fee.
           Unit price also includes the estimated organization costs shown on the previous page. The Public Offering Price includes the estimated organization costs of $2.82 per 1,000 units, to which no sales fee has been applied.
           The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.
       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to the Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.



      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           Any distributions of dividend income will be made when the Portfolio terminates. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio. A portion of the dividend payments may be used to pay expenses of the Portfolio.
      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           EXCHANGE PRIVILEGES
           You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

--------------------------------------------------------------------------------

                               Defined Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund

Defined Technology Portfolio Series 2

Defined Asset Funds


                                                                          PRICE
                                        TICKER         PERCENTAGE       PER SHARE          COST
NAME OF ISSUER                          SYMBOL      OF PORTFOLIO (1)   TO PORTFOLIO  TO PORTFOLIO (2)
------------------------------------------------------------------------------------------------------
1. 3Com Corporation                      COMS                0.25%     $    45.4375   $        863.31
2. Adaptec, Inc.                         ADPT                1.11           24.5000          3,846.50
3. ADC Telecommunications, Inc.          ADCT                1.24           39.9375          4,273.31
4. Adobe Systems, Inc.                   ADBE                1.16           49.0625          4,023.13
5. Advanced Micro Devices, Inc.           AMD                1.19           31.6250          4,111.25
6. Alcatel Alsthom +                      ALA                1.25           25.5625          4,320.06
7. Altera Corporation                    ALTR                0.25           62.7500            878.50
8. Amazon.com, Inc.                      AMZN                1.54          148.0000          5,328.00
9. America Online, Inc.**                 AOL                2.06          145.5625          7,132.56
10. American Power Conversion
    Corporation                          APCC                1.20           49.6250          4,168.50
11. AMP, Inc.                             AMP                1.56           51.5000          5,407.50
12. Analog Devices, Inc.                  ADI                0.24           29.0625            842.81
13. Apple Computer, Inc.                 AAPL                1.28           46.5000          4,417.50
14. Applied Materials, Inc.              AMAT                0.25           54.8750            878.00
15. Ascend Communications, Inc.*         ASND                1.58           80.3125          5,461.25
16. ASM Lithography Holding N.V. +       ASMLF               1.13           42.1250          3,917.63
17. At Home Corporation (Series A)       ATHM                1.04          105.7500          3,595.50
18. Autodesk, Inc.                       ADSK                1.11           41.7500          3,841.00
19. Automatic Data Processing, Inc.       AUD                0.25           39.5000            869.00
20. Baan Company, N.V. +                 BAANF               1.09           12.5625          3,781.31
21. BMC Software, Inc.                   BMCS                0.25           39.6250            871.75
22. Broadcom Corporation (Class A)       BRCM                1.06          131.2500          3,675.00
23. Cadence Design Systems, Inc.          CDN                1.30           32.9375          4,512.44
24. Ceridian Corporation                  CEN                1.24           68.0000          4,284.00
25. Cisco Systems, Inc.                  CSCO                2.99           95.8750         10,354.50

------------------------------------

(1) Based on Cost to Portfolio.

(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on January 13, 1999, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

 * It was announced on 1/13/99 that LU is expected to acquire ASND.

 ** It was announced on 11/24/98 that AOL is expected to acquire NSCP.

 + The issuer is a foreign corporation; any dividends will be subject to withholding taxes.

                      ------------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------

                               Defined Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund

Defined Technology Portfolio Series 2 (Continued)

Defined Asset Funds


                                                                          PRICE
                                                                        PER SHARE
                                        TICKER         PERCENTAGE          TO             COST
NAME OF ISSUER                          SYMBOL      OF PORTFOLIO (1)    PORTFOLIO   TO PORTFOLIO (2)
-----------------------------------------------------------------------------------------------------
26. Citrix Systems, Inc.                 CTXS                1.19%     $   87.7500   $      4,124.25
27. Compaq Computer Corporation           CPQ                0.25          45.8750            871.63
28. Computer Associates
    International, Inc.                   CA                 1.33          46.5625          4,609.69
29. Computer Sciences Corporation         CSC                0.26          64.5000            903.00
30. Compuware Corporation                CPWR                0.26          68.2500            887.25
31. Dell Computer Corporation            DELL                0.25          79.3125            872.44
32. eBay, Inc.                           EBAY                1.00         215.5000          3,448.00
33. ECI Telecommunications Limited
    +                                    ECILF               1.11          38.1875          3,856.94
34. Electronic Arts, Inc.                ERTS                0.25          44.8750            852.63
35. Electronic Data Systems
    Corporation                           EDS                2.21          49.2500          7,633.75
36. EMC Corporation                       EMC                0.24          92.3125            830.81
37. Excite, Inc.                         XCIT                1.08          69.3750          3,746.25
38. First Data Corporation                FDC                1.68          35.5625          5,796.69
39. Fiserv, Inc.                         FISV                0.31          50.3750          1,057.88
40. FORE Systems, Inc.                   FORE                1.08          20.6250          3,753.75
41. Gartner Group, Inc. (Class A)         IT                 1.11          22.6875          3,856.88
42. Gateway 2000, Inc.                    GTW                1.25          57.0625          4,336.75
43. General Instrument Corporation        GIC                1.01          38.3125          3,486.44
44. Hewlett-Packard Company               HWP                0.25          71.5625            858.75
45. Inktomi Corporation                  INKT                1.00         156.8750          3,451.25
46. Intel Corporation                    INTC                2.97         139.0000         10,286.00
47. International Business Machines
    Corporation                           IBM                3.00         185.5000         10,388.00
48. Intuit, Inc.                         INTU                1.16          77.0000          4,004.00
49. Iomega Corporation                    IOM                1.04           8.9375          3,583.94
50. J.D. Edwards & Company               JDEC                0.98          23.3750          3,389.38


------------------------------------

The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                      ------------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------

                               Defined Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund

Defined Technology Portfolio Series 2 (Continued)

Defined Asset Funds


                                                                          PRICE
                                                                        PER SHARE
                                        TICKER         PERCENTAGE          TO             COST
NAME OF ISSUER                          SYMBOL      OF PORTFOLIO (1)    PORTFOLIO   TO PORTFOLIO (2)
-----------------------------------------------------------------------------------------------------
51. Jabil Circuit, Inc.                   JBL                1.12%     $    72.000   $      3,888.00
52. Keane, Inc.                           KEA                1.10          38.5000          3,811.50
53. KLA-Tencor Corporation               KLAC                0.32          55.0000          1,100.00
54. Lexmark International Group,
    Inc. (Class A)                        LXK                1.33         100.0625          4,602.88
55. Linear Technology Corporation        LLTC                0.26          99.8125            898.31
56. LSI Logic Corporation                 LSI                0.25          21.5625            862.50
57. Lucent Technologies, Inc.*            LU                 3.01         104.2500         10,425.00
58. Maxim Integrated Products, Inc.      MXIM                0.25          51.5000            875.50
59. Micron Technology, Inc.               MU                 1.63          71.3125          5,633.69
60. Microsoft Corporation                MSFT                2.99         143.8125         10,354.50
61. Molex, Inc.                          MOLX                1.14          36.3125          3,958.06
62. Motorola, Inc.                        MOT                0.25          71.1250            853.50
63. National Semiconductor
    Corporation                           NSM                1.11          15.3125          3,843.44
64. Netscape Communications
    Corporation**                        NSCP                1.28          61.6250          4,437.00
65. Network Appliance, Inc.              NTAP                1.20          52.3750          4,137.63
66. Network Associates, Inc.             NETA                1.44          54.6250          4,970.88
67. Newbridge Networks Corporation
    +                                     NN                 1.23          36.1875          4,270.13
68. Nokia Corporation +                  NOKA                0.23         134.4375            806.63
69. Northern Telecom Limited +            NT                 0.25          53.0000            848.00
70. Novell, Inc.                         NOVL                1.33          18.8750          4,586.63
71. Oracle Corporation                   ORCL                0.25          45.7500            869.25
72. Parametric Technology
    Corporation                          PMTC                1.21          15.6875          4,188.56
73. Paychex, Inc.                        PAYX                1.41          48.8125          4,881.25
74. PeopleSoft, Inc.                     PSFT                1.22          21.5000          4,214.00
75. Platinum Technology, Inc.            PLAT                1.10          18.8750          3,812.75


------------------------------------

(1) Based on Cost to Portfolio.

(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on January 13, 1999, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

 * It was announced on 1/13/99 that LU is expected to acquire ASND.

 ** It was announced on 11/24/98 that AOL is expected to acquire NSCP.

 + The issuer is a foreign corporation; any dividends will be subject to withholding taxes.
                      ------------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------

                               Defined Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund

Defined Technology Portfolio Series 2 (Continued)

Defined Asset Funds


                                                                          PRICE
                                                                        PER SHARE
                                        TICKER         PERCENTAGE          TO             COST
NAME OF ISSUER                          SYMBOL      OF PORTFOLIO (1)    PORTFOLIO   TO PORTFOLIO (2)
-----------------------------------------------------------------------------------------------------
76. QUALCOMM, Inc.                       QCOM                0.49%     $   58.8750   $      1,707.38
77. Quantum Corporation                  QNTM                0.25          27.4375            850.56
78. Sanmina Corporation                  SANM                1.16          63.6250          4,008.38
79. SCI Systems, Inc.                     SCI                0.25          51.0000            867.00
80. Seagate Technology, Inc.              SEG                0.25          41.5000            871.50
81. Siebel Systems, Inc.                 SEBL                1.16           38.000          4,028.00
82. Silicon Graphics, Inc.                SGI                1.10          14.6250          3,802.50
83. Solectron Corporation                 SLR                0.25          85.0625            850.63
84. Sterling Commerce, Inc.               SE                 1.22          40.9375          4,216.56
85. Storage Technology Corporation        STK                0.25          32.8750            854.75
86. Sun Microsystems, Inc.               SUNW                0.25          96.8125            871.31
87. Synopsys, Inc.                       SNPS                1.17          58.8438          4,060.22
88. SAP AG +                              SAP                1.23          32.8125          4,265.63
89. Tech Data Corporation                TECD                1.08          36.5313          3,726.19
90. Telefonaktiebolaget LM Ericsson
    +                                    ERICY               0.26          24.3438            876.38
91. Tellabs, Inc.                        TLAB                0.26          81.1250            892.38
92. Teradyne, Inc.                        TER                0.26          50.2500            854.25
93. Texas Instruments, Inc.               TXN                0.25          93.5625            842.06
94. Uniphase Corporation                 UNPH                1.14          68.1250          3,951.25
95. Unisys Corporation                    UIS                1.42          33.4375          4,915.31
96. VERITAS Software Corporation         VRTS                1.14          66.7500          3,938.25
97. Vitesse Semiconductor
    Corporation                          VTSS                1.12          47.3750          3,884.75
98. Xerox Corporation                     XRX                0.95         113.8750          3,302.38
99. Xilinx, Inc.                         XLNX                0.27          68.5000            890.50
100. Yahoo! Inc.                         YHOO                2.02         368.0000          6,992.00
                                                    -----------------               -----------------
                                                           100.00%                   $    345,990.37
                                                    -----------------               -----------------
                                                    -----------------               -----------------


------------------------------------

The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                      ------------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

Any dividend income will be distributed at termination of the Portfolio. There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:

o a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;

o a final report on Portfolio activity; and

o tax information. This will also be sent to the IRS. You must report the amount of income received. Please contact your tax advisor in this regard.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be 'concentrated' in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Portfolio's concentration in technology stocks. Technology stocks tend to be relatively volatile as compared to other types of investments. These kinds of companies

   o are rapidly developing and highly competitive, both domestically and internationally;

   o may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel; and

   o are affected by
      --worldwide scientific and technological developments (and resulting product obsolescence);

      --government regulation;

      --increase in material or labor costs;

      --changes in distribution channels; and

      --the need to manage inventory levels in line with product demand.

Other risk factors include:

   o short product life cycles;

   o aggressive pricing and reduced profit margins;

   o dramatic and often unpredictable changes in growth rates;

   o frequent new product introduction and the need to enhance existing products; and

   o intense competition from large established companies and potential competition from small start up companies.

Technology companies are also dependent to a substantial degree upon skilled professional and technical personnel and there is considerable competition for the services of qualified personnel in the industry.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:

   o reducing the dividends-received deduction or

   o increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

   o adding the value of the Portfolio Securities, cash and any other Portfolio assets;

   o subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and

   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSOR'S SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution 'in kind.' If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);

   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and

   o for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into a new Technology Portfolio if one is available.

If you notify your financial adviser by January 19, 2000, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Technology Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you are eligible and you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by February 16, 2000. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course you can sell your Units at any time prior to termination.

You may exchange units of this Portfolio for units of another Select or Focus Series or certain other Defined Asset Funds at any time before this fund terminates. If you continue to hold your units, you may exchange units of this Portfolio for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of cash to pay all or some of the costs of organizing the Portfolio including:

   o cost of initial preparation of legal documents;

   o federal and state registration fees;

   o initial fees and expenses of the Trustee;

64;1;1&w64;1;1&w   o initial audit; and

   o legal expenses and other out-of-pocket expenses.

The deferred sales fee is generally a monthly charge of $1.75 per 1,000 units and is accrued in monthly installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution. (This deduction will be waived in the event of the death or disability, as defined in the Internal Revenue Code of 1986, of an investor). The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME

o The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of sales of securities.
   There is no assurance that dividends on the securities will continue at their current levels or be declared at all.

o Each unit receives an equal share of distributions of dividend income net of estimated expenses. The Trustee credits dividends received to an Income
  Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from the these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

   o for extraordinary services and costs of indemnifying the Trustee and the Sponsor;

   o costs of actions taken to protect the Portfolio and other legal fees and expenses;

   o expenses for keeping the Portfolio's registration statement current; and

   o Portfolio termination expenses and any governmental charges.

The Sponsor is currently reimbursed up to 45 cents per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsor.

The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsor will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:

   o diversity of the Portfolio;

   o size of the Portfolio relative to its original size;

   o ratio of Portfolio expenses to income; and

   o cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a 'unit investment trust' governed by a Trust Indenture, a contract between the Sponsor and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:

   o to cure ambiguities;

   o to correct or supplement any defective or inconsistent provision;

   o to make any amendment required by any governmental agency; or

   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:

   o it fails to perform its duties;

   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or

   o the Sponsor determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsor without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsor will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsor fails to perform its duties or becomes bankrupt the Trustee may:

   o remove it and appoint a replacement Sponsor;

   o liquidate the Portfolio; or

   o continue to act as Trustee without a Sponsor.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsor.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSOR:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)

P.O. Box 9051,
Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza, 6th Floor, New York, New York 10004. is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSOR'S PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsor before the settlement date for those units may be used in the Sponsor's businesses to the extent permitted by federal law and may benefit the Sponsor.

The Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

During the initial offering period, the Sponsor may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsor experienced a loss of $166.83 on the initial date of deposit of the Securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales charges and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys units and the prices at which it resells or redeems them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsor and dealers who are members of the National Association of Securities Dealers, Inc.

The Sponsor does not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Sponsor has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Portfolio.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio.

INCOME OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption) or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on Securities distributed to you 'in-kind,' either in redemption of your units or upon termination of the Portfolio. Your basis for Securities distributed to you will be the same as the portion of your basis in your units which are attributable to the distributed Securities, and your holding period for the distributed Securities will include your holding period in your units.

If you elect to roll over your investment in the Portfolio, you will not recognize gain or loss on your units except to the extent that your share of the Securities in the Portfolio is sold and the proceeds are paid to you. Your basis in the Securities that are rolled over into a new portfolio will be the same as the portion of your basis in your units which was attributable to the rolled over Securities.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment which produces the gain or loss for more than one year and short-term if you held it for one year or less. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate tax basis in your units will be equal to the cost of the units, including the sales fee. You should not increase your basis in your units by deferred sales fees or organizational expenses. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already be deducted.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses, but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount (currently, $124,500 or $62,250 for a married person filing separately).

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsor of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsor, Trustee and Holders of Equity Investor Fund, Defined Technology Portfolio Series 2, Defined Asset Funds (the 'Portfolio'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of January 14, 1999. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of January 14, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
January 14, 1999

                 STATEMENT OF CONDITION AS OF JANUARY 14, 1999

TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........$         345,990.37
                                                         --------------------
           Total.........................................$         345,990.37
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
     Reimbursement of Sponsor for organization
       expenses(2).......................................$             985.55
                                                         --------------------
     Subtotal                                                          985.55
                                                         --------------------
Interest of Holders of 349,485 Units of fractional
  undivided interest outstanding:(3)
  Cost to investors(4)...................................$         349,457.04
  Gross underwriting commissions and organization
    expenses(5)(2).......................................           (4,452.22)
                                                         --------------------
     Subtotal                                                      345,004.82
                                                         --------------------
           Total.........................................$         345,990.37
                                                         --------------------
                                                         --------------------


---------------

          (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on January 13, 1999. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $346,157.20 and deposited with the Trustee. The amount of the letter of credit includes $345,990.37 for the purchase of securities.

          (2) A portion of the Public Offering Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.82 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expenses obligation of the investors will be satisfied.

          (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.92 per 1,000 Units offering price only for that day. The Public Offering Price on any subsequent business day will vary.

          (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on January 13, 1999.

          (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Public Offering Price. A deferred sales charge of $1.75 per 1,000 Units is payable on April 15, 1999, May 1, 1999, and May 15, 1999 and thereafter on the 1st day of each month through December 1, 1999. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsor will be satisfied. If units are redeemed prior to April 15, 1999, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         DEFINED TECHNOLOGY PORTFOLIO SERIES 2
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Chase Manhattan Bank                 investment company filed with the
1-800-323-1508                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-45437) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      32733--1/99